Exhibit 10.13

CONFIDENTIAL

September 14, 2016

Nordea Bank Finland plc, New York Branch, as Co-ordinator

1211 Avenue of the Americas, 23rd Floor

New York, New York 10036

The Mandated Lead Arrangers party to the Commitment Letter (as defined below)

Re:      Third Extension of Waiver Termination Event

Ladies and Gentleman:

Reference is made to (x) that certain Commitment Letter, dated as of June 30, 2016, (as the same may be amended, restated, supplemented and/or otherwise modified from time to time, the “Commitment Letter”) among Genco Shipping & Trading Limited (the “Borrower”), Nordea Bank Finland plc, New York Branch (“Nordea”), Skandinaviska Enskilda Banken AB (publ) (“SEB”), DVB Bank SE (“DVB”), ABN AMRO Capital USA LLC (“ABN”), Crédit Agricole Corporate and Investment Bank (“CA-CIB”), Deutsche Bank AG Filiale Deutschlandgeschäft (“DB”), Crédit Industriel et Commercial (“CIC”) and BNP Paribas (“BNPP” and together with Nordea, SEB, DVB, ABN, CA-CIB, DB and CIC, the “Mandated Lead Arrangers”), (y) that certain Extension of Waiver Termination Event, dated August 10, 2016 (the “First Extension of Waiver Termination Event”), among the Borrower and the Mandated Lead Arrangers and (z) that certain Second Extension of Waiver Termination Event, dated August 25, 2016 (the “Second Extension of Waiver Termination Event”), among the Borrower and the Mandated Lead Arrangers.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Commitment Letter.

We hereby request that the Mandated Lead Arrangers and Lenders agree to extend the date of the Waiver Termination Event set forth in Section 8(v) of the Commitment Letter, as extended by the First Extension of Waiver Termination Event and the Second Extension of Waiver Termination Event, from September 14, 2016 to September 30, 2016.

Please indicate your consent by countersigning this letter agreement no later than 5:00 p.m., New York City time on September 13, 2016.

Notwithstanding anything contained herein, all other terms and conditions set forth in the Commitment Letter, the Term Sheet and any Fee Letter shall remain in full force and effect and all rights and obligations of the parties thereto remain in full force and effect.

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Very truly yours,

GENCO SHIPPING & TRADING LIMITED

By:	/s/ Apostolos Zafolias
Name:	Apostolos Zafolias
Title:	Chief Financial Officer

[Signature Page to Third Extension of Waiver Termination Event]

Agreed to and Accepted this
14th day of September 2016:

NORDEA BANK FINLAND PLC, NEW YORK BRANCH

By:	/s/ Erik Havnvik
Name:	Erik Havnvik
Title:	First Vice President

By:	/s/ G. Stael von Holstein
Name:	Gustaf Stael von Holstein
Title:	Head of Risk Management

[Signature Page to Third Extension of Waiver Termination Event]

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By	/s/ David Sonnek
Name: David Sonnek
Title:

By	/s/ Helene Hellners
Name: Helene Hellners
Title:

[Signature Page to Third Extension of Waiver Termination Event]

DVB BANK SE

By:	/s/ Sona Krijger-Dolbakyan
Name: Sona Krijger-Dolbakyan
Title: Vice President

By:	/s/ Andrea Strullato
Name: Andrea Strullato
Title: Vice President

[Signature Page to Third Extension of Waiver Termination Event]

ABN AMRO CAPITAL USA LLC

By	/s/ Thijs van Ballegoijen
Name: Thijs van Ballegoijen
Title: Vice President

By	/s/ R. Bisscheroux
Name: R. Bisscheroux
Title: Exec. Director

[Signature Page to Third Extension of Waiver Termination Event]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By	/s/ Y. Le Gourieres
Name: Y. Le Gourieres
Title: Director

By	s/ I. Benimovich
Name: Irina Benimovich
Title: Senior Associate

[Signature Page to Third Extension of Waiver Termination Event]

DEUTSCHE BANK AG FILIALE DEUTSCHLANDGESCHÄFT

By:	/s/ Kerstin Seefeld
Name: Seefeld
Title: Director

By:	/s/ Bastian Duhmert
Name: Bastian Duhmert
Title: Director

[Signature Page to Third Extension of Waiver Termination Event]

CRÉDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ Andrew McKuin
Name: Andrew McKuin
Title: Managing Director

By:	/s/ Adrienne Molloy
Name: Adrienne Molloy
Title: Managing Director

[Signature Page to Third Extension of Waiver Termination Event]

BNP PARIBAS

By:	/s/ Eric Dulcire
Name: Dulcire Eric
Title: Director

By:	/s/ Vincent Pascal
Name: Vincent Pascal
Title: Managing Director

[Signature Page to Third Extension of Waiver Termination Event]